                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                 -------------------------------------

                                                              AMENDMENT 1
                                                                  TO
                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 12, 2005

                                                             TSLC I, Inc.
                                        (Exact Name of Registrant as specified in its charter)

                    Florida                                     0-23161                    59-3424305
                    -------                                     -------                    ----------
            (State of Incorporation)                      (Commission File No.)     (IRS Employer ID Number)

                                              4902 W. Waters Avenue, Tampa, Florida 33634
                                               (Address of Principal Executive Offices)

                                             Registrant's telephone number: (813) 249-4900

                                                                  N/A
                                     (Former Name or Former Address, if Changed since Last Report)
                                               ----------------------------------------

         This  Amendment 1 to Form 8-K amends the Form 8-K filed with the United  States  Securities  and Exchange  Commission on April
12,  2005 (the  "April 12,  2005 Form 8-K")  relating  to the Notice to Holders of Common  Stock of TSLC,  I, Inc.,  Formerly  Known as
Tropical  Sportswear Int'l Corporation of Approval of Joint Disclosure  Statement and Filing of Chapter 11 Plan of Liquidation Filed by
Debtors,  mailed on April 12, 2005.  This  Amendment 1 to Form 8-K is being filed to delete Item 3.01, in its entirety,  from the April
12, 2005 Form 8-K and insert Item 8.01 into the April 12, 2005 Form 8-K, as set forth below.

Item 8.01  Other Events.

         On April 12, 2005 TSLC,  I, Inc.  caused to be mailed to the holders of its common  stock a Notice to Holders of Common  Stock of TSLC, I, Inc.,  Formerly Known as Tropical  Sportswear  Int'l  Corporation of Approval of Joint  Disclosure  Statement and Filing of
Joint Chapter 11 Plan of Liquidation Filed by Debtors ("Shareholder Notification").

         The Shareholder  Notification  provided (1) that TSLC I, Inc.  (formerly known as Tropical  Sportswear Int'l  Corporation) and its direct and indirect  wholly owned  subsidiaries  TSLC III, Inc., TSLC IV, Inc., TSLC V, Inc., TSLC VI, Inc. and TSLC VII, Inc. (the
"Debtors")  filed the Amended Joint Chapter 11 Plan of Liquidation  of Debtors,  dated April 6, 2005 (the "Plan") and the Amended Joint
Disclosure  Statement in Support of Amended Joint Chapter 11 Plan of Liquidation  Filed by Debtors dated April 6, 2005 (the "Disclosure
Statement");  (2) that the Disclosure  Statement was approved for  dissemination  to creditors and  shareholders  of the Debtors by the
Bankruptcy  Court of the Middle  District of Florida,  Tampa Division (the  "Bankruptcy  Court") on April 8, 2005; (3) a summary of the
Plan as it relates to shareholders  of TSLC I, Inc.; (4) that a copy of the Disclosure  Statement and Plan (with exhibits) is available from the Securities and Exchange  Commission's  "EDGAR" web site at www.sec.gov,  listed under file number 000-23161 and that a copy of same can be obtained  from  counsel to the Debtors at no cost;  (5) that  objections  to the  confirmation  of the Plan must be made in writing,  must be filed with the Clerk of the  Bankruptcy  Court and served on the counsel  and  parties  set forth in the  Shareholder
Notification,  on or before May 10, 2005; and (6) that the Bankruptcy  Court will hold a hearing to consider  confirmation of the Plan, including any  objections  thereto,  on May 18, 2005 at 10:00 a.m.  (Eastern  Daylight Time) at the  Bankruptcy  Court,  801 N. Florida
Avenue,  Courtroom  10B,  Tampa,  FL 33602 and that if the  Bankruptcy  Court  confirms  the Plan it will do so  though  the entry of a
Confirmation Order.

         A copy of the Shareholder Notification is filled herewith as an Exhibit.

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     TSLC I, Inc.

Date:  April 12, 2005                                By:  /s/ Robin J. Cohan
                                                        --------------------------------
                                                         Robin J. Cohan, Executive Vice President,
                                                         Chief Financial Officer and Treasurer
                                                         (in the dual capacity of duly authorized
                                                         officer and principal accounting officer)